UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2019

MediaCo Holding Inc.

(Exact name of registrant as specified in its charter)

Indiana	001-39029	84-2427771
(State or other	(Commission	(I.R.S.
jurisdiction of	File Number)	Employer
incorporation)		Identification No.)

One Emmis Plaza, 40 Monument Circle, Suite 700

Indianapolis, Indiana, 46204
(Address of principal executive offices)    (Zip code)

(317) 266-0100
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon management’s assumptions, expectations, projections, intentions and beliefs about future events. In some cases, predictive, future-tense or forward-looking words such as “intend,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity,” “forecast,” “should” and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in MediaCo Holding Inc.’s (the “Company”) periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that the Company may make with the SEC. The Company cautions readers that the forward-looking statements included in this Report represent our estimates and assumptions only as of the date of this Report and are not intended to give any assurance as to future results. These forward-looking statements are not statements of historical fact and represent only our management’s beliefs and expectations as of the date hereof, and involve risks and uncertainties that could cause actual results to differ materially and inversely from expectations expressed in or indicated by the forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict all of these factors. Further, the Company cannot assess the effect of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to be materially different from those contained in any forward-looking statement. Accordingly, you should not unduly rely on any forward-looking statements.

The Company undertakes no obligation to update or revise any forward-looking statements contained in this Report, whether as a result of new information, future events, a change in our views or expectations or otherwise except as required by the federal securities laws.

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 25, 2019, MediaCo Holding Inc., an Indiana corporation (the “Company”), Emmis Communications Corporation, an Indiana Corporation (“Emmis”) and SG Broadcasting LLC, a Delaware limited liability company ("SG Broadcasting") consummated the transactions (the “Separation”) contemplated by that certain Contribution and Distribution Agreement by and among Emmis, the Company, and SG Broadcasting, dated as of June 28, 2019 (the “Transaction Agreement”). As a result of the Separation, the Company is now an independent company operating radio stations WQHT-FM, New York, NY, and WBLS-FM, New York, NY. On November 26, 2019, the U.S. Securities and Exchange Commission declared effective the Company’s Registration Statement on Form 10, as amended on November 22, 2019 (File No. 001-39029) (the “Form 10”). Accordingly, on November 26, 2019, the Company became an independent public company. The Company expects that, on January 17, 2020, Emmis will make a taxable pro rata distribution of 0.1265 of the Company’s Class A common stock, par value $0.01 per share (the “MediaCo Class A Shares”) to the holders of all of Emmis’ outstanding shares of Class A and Class B common stock, par value $0.01, (the “Distribution”) at the close of business on January 3, 2020. As a result, the Company expects that, on January 18, 2020, regular way trading of the MediaCo Class A Shares will commence on the Nasdaq Capital Market under the symbol “MDIA”.

In connection with the Separation, on November 25, 2019, the Company entered into certain agreements to provide a framework for the Company’s relationship with Emmis and SG Broadcasting following the Separation, including the following agreements:

Transaction Agreement

On November 25, 2019, the Company, Emmis and SG Broadcasting consummated the transactions contemplated by the Transaction Agreement. The Transaction Agreement sets forth the Company’s agreements with Emmis and SG Broadcasting regarding the principal actions to be taken in connection with the Transactions. The Transaction Agreement identifies assets to be transferred, to be assumed and contracts to be assigned to the Company as part of the separation, and provides for the timing on and manner in which these transfers, assumptions and assignments will occur.

Initial Contribution, SG Broadcasting Investment, Purchase Price and Adjustment.    Pursuant to the Transaction Agreement, Emmis formed the Company in June 2019 for the purpose of holding two of Emmis’ radio stations, WBLS-FM and WQHT-FM, and the associated assets and liabilities (the “Initial Contribution”). At the closing of the Transactions and pursuant to the terms of the Transaction Agreement, SG Broadcasting made an initial capital contribution to the Company (the “SG Broadcasting Investment”) of $41,500,000, in return for which the Company issued to SG Broadcasting 5,359,753 shares of the Company’s Class B common stock, par value $0.01 (the “MediaCo Class B Shares”), which constitute all of the issued and outstanding MediaCo Class B Shares, representing in the aggregate an approximately 76.28% equity ownership interest and 96.98% of the outstanding voting interests of the Company immediately following the Transactions.  In addition, SG Broadcasting loaned to the Company $6,250,000 for working capital purposes, in return for which the Company issued a convertible promissory note to SG Broadcasting in the original principal amount of $6,250,000 (the “SG Broadcasting Promissory Note”). Along with $50,000,000 borrowed by the Company under the Term Loan Agreement (as defined below), the SG Broadcasting Investment and the loan evidenced by the SG Broadcasting Promissory Note funded the $91,500,000 purchase price payable to Emmis for the Initial Contribution (the “Purchase Price”), as well as certain transaction expenses and working capital needs of the Company.  Simultaneous with the Initial Contribution, the Company paid to Emmis the Purchase Price, issued to Emmis a convertible promissory note payable by the Company in the amount of $5,000,000 (the “Emmis Convertible Promissory Note”) and issued to Emmis 1,666,667 shares of MediaCo Class A Shares, which constitute all of the issued and outstanding MediaCo Class A Shares and represent in the aggregate an approximately 23.72% equity ownership interest and 3.02% of the outstanding voting interests of the Company immediately following the Transactions.

The Distribution.    The Transaction Agreement governs the rights and obligations of the parties with respect to the Distribution, and certain actions that must occur prior to the Distribution. Emmis will cause the transfer agent to distribute on a pro rata basis to the holders of Emmis common stock as of January 3, 2020, the record date for the Distribution, all of the issued and outstanding MediaCo Class A Shares. The fractional shares that an Emmis shareholder would be entitled to receive will be aggregated and rounded to the nearest whole number and distributed to the Emmis shareholder.

Conditions to the Transaction Agreement and Termination.    The Company expects that the Distribution will be effective at 12:01 a.m. Eastern Standard Time, on January 17, 2020, the distribution date, provided that certain conditions, including that no court or administrative agency shall have issued an order and no proceeding by or before any governmental authority shall have been instituted or threatened that would restrain, prohibit or invalidate the Transactions, shall have been satisfied or waived by Emmis, SG Broadcasting, or the Company, as the case may be. Additionally, the Transaction Agreement is subject to certain termination rights of Emmis and SG Broadcasting. Emmis or SG Broadcasting may terminate the Transaction Agreement upon: notice to the other party, and that party’s inability to cure within fifteen days, of a material breach of the Transaction Agreement; a court or governmental authority having issued a final and nonappealable order, decree or ruling prohibiting or restraining the Transactions; or, the Transactions not having occurred by December 31, 2019 (the “Outside Date”) and the Outside Date not having otherwise been extended pursuant to the terms of the Transaction Agreement.

Indemnification.    The Transaction Agreement provides for releases with respect to pre-closing claims arising from the Transactions, and with respect to post-Distribution claims, except as otherwise provided in the Transaction Agreement, indemnifications principally designed to place financial responsibility for obligations and liabilities allocated to the Company under the Transaction Agreement and financial responsibility for obligations and liabilities allocated to Emmis under the Transaction Agreement with Emmis. Other than in limited circumstances, Emmis shall only be responsible for certain breaches of representations and warranties if losses exceed one percent (1%) and the maximum recovery is limited to ten percent (10%) of the Purchase Price.

Other Matters Governed by the Contribution and Distribution Agreement.    Other matters governed by the Transaction Agreement include, without limitation, access to financial and other information, insurance, confidentiality and access to and provision of records.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Transaction Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Senior Credit Facility

On November 25, 2019, the Company entered into a $50,000,000, five-year senior secured term loan agreement (the “Senior Credit Facility”) by and among MediaCo Holding Inc., the other parties designated as borrowers thereto, the financial institutions from time to time party thereto, and GACP Finance Co., LLC, a Delaware limited liability company, as administrative agent and collateral agent. The Senior Credit Facility provides for initial borrowings of up to $50,000,000, which net proceeds were paid concurrently to Emmis as consideration for the Initial Contribution, as defined below, as well as one tranche of additional borrowings of $25,000,000. The Senior Credit Facility bears interest at a rate equal to the London Interbank Offered Rate (“LIBOR”), plus 7.5%. The Senior Credit Facility requires interest payments on the first business day of each calendar month, beginning December 2019, and quarterly payments on the principal in an amount equal to one and one quarter percent (1.25%) of the initial aggregate principal amount will be due on the last day of each fiscal quarter beginning with the fiscal quarter ending December 31, 2019. The Senior Credit Facility includes covenants pertaining to, among other things, the ability to incur indebtedness, restrictions on the payment of dividends, minimum Liquidity (as defined in the Senior Credit Facility), collateral maintenance, minimum Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Credit Facility) and other customary restrictions.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Senior Credit Facility, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Employee Leasing Agreement

On November 25, 2019, the Company entered into an Employee Leasing Agreement by and between Emmis Operating Company, an Indiana corporation (“EOC”) and the Company. Pursuant to the Employee Leasing Agreement, the Company will lease from EOC personnel at the WBLS-FM and WQHT-FM radio stations who are existing employees of EOC to perform services for MediaCo consistent with each leased employees’ past practices at the WBLS-FM and WQHT-FM radio stations. The initial term of the Employee Leasing Agreement will last through December 31, 2020 and will automatically renew for successive six-month periods, unless otherwise terminated upon the occurrence of certain events. The Company will reimburse EOC for all costs and expenses directly attributable to the leased employees for their services to MediaCo, including salaries, benefits, and out-of-pocket expenses incurred in connection with the administration of benefits.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Employee Leasing Agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Management Agreement

On November 25, 2019, the Company entered into a Management Agreement by and between EOC and the Company for an initial term of two years. Under the Management Agreement, EOC will provide to us direct management of our radio stations and related assets, management of the Company’s financial reporting, SEC compliance and other similar obligations arising as a public company. The Company will pay EOC an annual management fee equal to $1,250,000 in equal monthly installments, plus reimbursement of certain expenses directly related to the operation of the Company’s business. EOC will also be prohibited from directly or indirectly investing in any business that competes with the Company and from soliciting or attempting to hire any of MediaCo’s employees during the term and through the fifth anniversary of the termination of the Employee Leasing Agreement.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Management Agreement, which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Shared Services Agreements

On November 25, 2019, the Company entered into two Shared Services Agreements with EOC. Historically, EOC has operated radio stations WLIB-AM and WEPN-FM (which are being retained by EOC) from many of the same facilities and using many of the same personnel as used in the operation of radio stations WBLS-FM and WQHT-FM (which are being contributed to MediaCo). The Shared Services Agreements will become operative as of the completion of the separation of the WBLS-FM and WQHT-FM radio stations from Emmis, and will allow EOC to continue to use the Company’s facilities, equipment and personal consistent with past practices. EOC will reimburse MediaCo for all incremental out of pocket costs and expenses incurred by the Company in connection with this arrangement.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Shares Services Agreements, which are filed as Exhibits 10.4 and 10.5 hereto and are incorporated by reference herein.

Local Programming and Marketing Agreement

On November 25, 2019, the Company entered into a Local Programming and Marketing Agreement (the “LMA”) with WBLS-WLIB LLC, an Indiana limited liability company and a subsidiary of Emmis (“WBLS-WLIB”). Pursuant to the terms and provisions of the LMA, except for the hours of 6:00 a.m. to 8:00 a.m. each Sunday, the Company shall make available to WBLS-WLIB the HD-2 channel of WQHT-FM for purposes of rebroadcasting the programs of WLIB-AM. The term of the LMA is intended to continue through December 31, 2022, but may otherwise terminate upon the occurrence of certain other events. WBLS-WLIB will be responsible for the salaries of WQHT-FM employees and related costs for all personnel used in broadcasting WLIB-AM programing, all other costs associated with the production of WLIB-AM programming, and the costs of delivering WLIB-AM programing to WQHT-FM.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the LMA, which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

Antenna Site Agreement

On November 25, 2019, the Company entered into an Antenna Site Agreement (WBLS Aux) with WLIB Tower LLC. Historically, WBLS-FM has used the antenna site owned by WLIB in Lyndhurst, New Jersey as an emergency backup site from which to broadcast WBLS-FM’s programs in the event its other broadcast antennas are unavailable. The Antenna Site Agreement will allow WBLS-FM antenna space on the WLIB tower, as well as ground space for WBLS-FM transmission equipment. The Antenna Site Agreement will last for an initial term of twenty (20) years, with two automatic renewal periods of ten (10) years each, unless MediaCo provides notice to WLIB of its intention to not renew the lease for an additional term. The Company will pay to WLIB an annual license fee of ten dollars ($10).

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Antenna Site Agreement, which is filed as Exhibit 10.7 hereto and is incorporated by reference herein.

Emmis Convertible Promissory Note

On November 25, 2019, as part of the consideration owed to Emmis under the terms of the Transaction Agreement, the Company issued to Emmis the Emmis Convertible Promissory Note. The Emmis Convertible Promissory Note will carry interest at a base rate equal to the interest on any senior credit facility, or if no senior credit facility is outstanding, of 6.00%, plus an additional 1.00% on any payment of interest in kind and, without regard to whether the Company pays such interest in kind, an additional increase of 1.00% following the second anniversary of the date of issuance and additional increases of 1.00% following each successive anniversary thereafter. The Emmis Convertible Promissory Note will be convertible, in whole or in part, into shares of MediaCo Class A Shares at the option of Emmis beginning six (6) months after issuance and at a strike price equal to the thirty (30) day volume weighted average price of the MediaCo Class A Shares on the date of conversion. The Emmis Convertible Promissory Note will contain a maturity date of the fifth anniversary of its issuance.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the Emmis Convertible Promissory Note, which is filed as Exhibit 10.8 hereto and is incorporated by reference herein.

SG Broadcasting Convertible Promissory Note

On November 25, 2019, the Company issued to SG Broadcasting a subordinated convertible promissory note payable by the Company to SG Broadcasting (the “SG Broadcasting Promissory Note”), in return for which SG

Broadcasting contributed to MediaCo $6,250,000 for working capital and general corporate purposes. The SG Broadcasting Promissory Note will carry interest at a base rate equal to the interest on any senior credit facility, or if no senior credit facility is outstanding, of 6.00%, and an additional increase of 1.00% following the second anniversary of the date of issuance and additional increases of 1.00% following each successive anniversary thereafter. The SG Broadcasting Promissory Note will have a maturity date of six (6) months after the fifth (5th) anniversary of its execution. Additionally, the SG Broadcasting Promissory Note will be payable in interest in kind through maturity, and will be convertible into shares of MediaCo Class A Shares at the option of SG Broadcasting beginning six (6) months after issuance and at a strike price equal to the thirty (30) day volume weighted average price of the MediaCo Class A Shares on the date of conversion.

The foregoing description is qualified in its entirety by reference to the complete terms and conditions of the SG Broadcasting Convertible Promissory Note, which is filed as Exhibit 10.9 and is incorporated by reference herein.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Report is incorporated by reference into this Item 2.01.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the headers “Senior Credit Facility,” “Emmis Convertible Promissory Note,” and “SG Broadcasting Convertible Promissory Note” in Item 1.01 of this Report are hereby incorporated by reference into this Item 2.03.

Item 3.02                                           Unregistered Sales of Equity Securities.

In connection with the Transactions, on November 25, 2019, the Company issued 1,666,667 shares of MediaCo Class A Shares to Emmis in exchange for the Initial Contribution and issued 5,359,753 shares of MediaCo Class B Shares to SG Broadcasting in exchange for the SG Broadcasting Investment. These issuances of shares were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended. This issuance was not a “public offering” because no more than 35 non-accredited investors received securities of the Company, the Company did not engage in general solicitation or advertising with regard to the issuance and sale of shares of MediaCo Class A and Class B Shares and the Company did not make a public offering in connection with the sale of shares of MediaCo Class A and Class B Shares.

The information set forth under the header “Transaction Agreement” in Item 1.01 of this Report is hereby incorporated by reference into this Item 2.03.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2019, the Company, Emmis and SG Broadcasting consummated the Transactions. Upon the close of the Transactions, the Company’s board of directors (the “Board of Directors”) increased the size of the Board of Directors from one to seven directors and appointed Patrick M. Walsh, J. Scott Enright, Andrew Glaze, Laura Lee, Mary Beth McAdaragh, and Deborah McDermott to fill the resulting vacancies and to serve on the committees of the Board of Directors set forth opposite each director’s name below:

NAME	ANTICIPATED AUDIT COMMITTEE	ANTICIPATED COMPENSATION COMMITTEE
Patrick M. Walsh
J. Scott Enright
Andrew Glaze	Chair	✓
Laura Lee	✓	✓
Mary Beth McAdaragh	✓
Deborah McDermott		Chair

Section 9.2 of the Company’s Amended and Restated Articles of Incorporation provides that the Board of Directors of the Company shall only nominate as Class A Directors, during the term of the Management Agreement or so long as any amounts under the Emmis Convertible Promissory Note remain outstanding, individuals specified by EOC.  Jeffrey H. Smulyan, Patrick M. Walsh and J. Scott Enright were specified by EOC.  There is no other arrangement or understanding between any of the directors identified above and any other person pursuant to which he or she was selected as a director. None of the directors identified above is, or has been since March 1, 2019, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Indemnification Agreements

In connection with the Separation, each of the Company’s directors entered into an indemnification agreement with the Company substantially in the form filed as Exhibit 10.10 hereto. For further information regarding the terms of the Company’s indemnification obligations with respect to directors, refer to the section titled “Description of MediaCo Securities—Indemnification of Officers and Directors,” on page 84 of the Information Statement filed as Exhibit 99.1 to the Form 10, which section is incorporated by reference herein.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2019, the Board of Directors approved a change in fiscal year end of the Company from the last day in February to December 31. The Board of Directors’ decision to change the fiscal year end was related to the completion of the Separation, in which the Company acquired two of Emmis’ radio stations, WBLS-FM and WQHT-FM, and associated assets and liabilities.

The Company is now a separate public company operating radio stations WQHT-FM and WBLS-FM. In order to more closely align the Company’s operations and internal controls with standard market practice, the Board of Directors approved the change in the Company’s fiscal year end.

Following such change, the date of the Company’s next fiscal year end is December 31, 2019. Consequently, the Company will file a transition report on Form 10-K for the ten-month period ended December 31, 2019 to cover such transition period. During the transition period, the Company has elected to file quarterly reports based on the new fiscal year.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description
2.1	Contribution and Distribution Agreement, dated as of June 28, 2019, by and among Emmis Communications Corporation, MediaCo Holding Inc., and SG Broadcasting LLC.*
10.1

Term Loan Agreement, dated as of November 25, 2019, by and among MediaCo Holding Inc., the other parties designated as borrowers thereto, the financial institutions from time to time party thereto, and GACP Finance Co., LLC, a Delaware limited liability company, as administrative agent and collateral agent.*

10.2	Employee Leasing Agreement, dated as of November 25, 2019, by and between Emmis Operating Company and MediaCo Holding Inc.*#
10.3	Management Agreement, dated as of November 25, 2019, by and between Emmis Operating Company and MediaCo Holding Inc.*#
10.4	Shared Services Agreement (WEPN), dated as of November 25, 2019, by and between Emmis Operating Company and MediaCo Holding Inc.#
10.5	Shared Services Agreement (WLIB), dated as of November 25, 2019, by and between WBLS-WLIB LLC and MediaCo Holding Inc.#
10.6	Local Programming and Marketing Agreement, dated as of November 25, 2019, by and between MediaCo Holding Inc. and WBLS-WLIB LLC.
10.7	Antenna Site Agreement (WBLS Aux), dated as of November 25, 2019, by and between WLIB Tower LLC and MediaCo Holding Inc.#
10.8	Promissory Note, dated as of November 25, 2019, by MediaCo Holding Inc. in favor of Emmis Communications Corporation.

10.9	Promissory Note, dated as of November 25, 2019, by MediaCo Holding Inc. in favor of SG Broadcasting LLC.
10.10	Form of Officer and Director Indemnification Agreement (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form 10 filed November 22, 2019 (File No. 001-39029).+

*                                         Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or exhibit as a supplement to the Commission or its staff upon request.

#                                         Portions of this exhibit, marked by brackets, have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. The registrant undertakes to promptly provide an unredacted copy of the exhibit on a supplemental basis, if requested by the Commission or its staff.

+                                         Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIACO HOLDING INC.

Date: November 27, 2019	By:	/s/ J. Scott Enright
Executive Vice President, General Counsel, & Secretary